                                                                     EXHIBIT 5.1

[COOLEY GODWARD LLP LOGO]         ATTORNEYS AT LAW                Broomfield, CO
                                                                  720 566-4000
                                  One Maritime Plaza              Palo Alto, CA
                                  20th Floor                      650 843-5000
                                  San Francisco, CA               Reston, VA
                                  94111-3580                      703 456-8000
                                  Main   415 693-2000             San Diego, CA
                                  Fax    415 951-3699             858 550-6000

                                  www.cooley.com

                                  SAMUEL M. LIVERMORE
                                  (415) 693-2113

                                  slivermore@cooley.com

March 10, 2004

America West Holdings Corporation
111 West Rio Salado Parkway
Tempe, AZ 85281

America West Airlines, Inc.
4000 E. Sky Harbor Boulevard
Phoenix, AZ 85034-3899

Ladies and Gentleman:

We have acted as counsel to America West Holdings Corporation, a Delaware corporation ("Holdings"), and America West Airlines, Inc., a Delaware corporation ("AWA" and, together with Holdings, the "Company"), in connection with the registration statement on Form S-3 (the "Registration Statement") to be filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"). The Company has provided us with a prospectus (the "Prospectus"), which is part of the Registration Statement. The Prospectus provides that it will be supplemented in the future by one or more supplements to the Prospectus (each, a "Prospectus Supplement"). The Registration Statement, including the Prospectus as supplemented from time to time by various Prospectus Supplements, will provide for the registration by the Company of:

-    shares of common stock, par value $0.01, of Holdings (the "Common Stock");

- shares of one or more series of preferred stock, par value $0.01 per share, of Holdings (the "Preferred Stock");

- depositary shares of Holdings (the "Depositary Shares") evidenced by depositary receipts (the "Depositary Receipts") representing fractional shares of Preferred Stock, which may be issued pursuant to a deposit agreement (the "Deposit Agreement"), to be dated on or about the date of the first issuance of Depositary Shares thereunder, between Holdings and a depositary to be selected by Holdings (the "Depositary");

- senior debt securities of Holdings, in one or more series (the "Holdings Senior Debt Securities"), which may be, as to Holdings' obligations thereunder, fully and unconditionally guaranteed by AWA (the "AWA Senior Debt Guarantees"), issued pursuant to an indenture to be dated on or about the date of the first issuance of Holdings Senior Debt Securities thereunder, by and among Holdings, AWA, as guarantor, and U.S. Bank National Association, as trustee (the "Trustee"), in the form attached as
     Exhibit 4.5 to the Registration Statement, as such indenture may be supplemented from time to time (the "Holdings Senior Indenture");

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Two

- subordinated debt securities of Holdings, in one or more series (the "Holdings Subordinated Debt Securities" and, together with the Holdings Senior Debt Securities, the "Holdings Debt Securities"), which may be, as to Holdings' obligations thereunder, fully and unconditionally guaranteed by AWA (the "AWA Subordinated Debt Guarantees" and, together with the AWA Senior Debt Guarantees, the "AWA Debt Guarantees"), issued pursuant to an indenture to be dated on or about the date of the first issuance of Holdings Subordinated Debt Securities thereunder, by and among Holdings, AWA, as guarantor, and the Trustee, in the form attached as Exhibit 4.6 to the Registration Statement, as such indenture may be supplemented from time to time (the "Holdings Subordinated Indenture");

- senior debt securities of AWA, in one or more series (the "AWA Senior Debt Securities"), which may be, as to AWA's obligations thereunder, fully and unconditionally guaranteed by Holdings (the "Holdings Senior Debt Guarantees"), issued pursuant to an indenture to be dated on or about the date of the first issuance of AWA Senior Debt Securities thereunder, by and among AWA, Holdings, as guarantor, and the Trustee, in the form attached as
     Exhibit 4.7 to the Registration Statement, as such indenture may be supplemented from time to time (the "AWA Senior Indenture");

- subordinated debt securities of AWA, in one or more series (the "AWA Subordinated Debt Securities" and, together with the AWA Senior Debt Securities, the "AWA Debt Securities"), which may be, as to AWA's obligations thereunder, fully and unconditionally guaranteed by Holdings (the "Holdings Subordinated Debt Guarantees" and, together with the Holdings Senior Debt Guarantees, the "Holdings Debt Guarantees"), issued pursuant to an indenture to be dated on or about the date of the first issuance of AWA Subordinated Debt Securities thereunder, by and among AWA, Holdings, as guarantor, and the Trustee, in the form attached as Exhibit
     4.8 to the Registration Statement, as such indenture may be supplemented from time to time (the "AWA Subordinated Indenture");

- warrants to purchase Common Stock, Preferred Stock, Depositary Shares, Holdings Senior Debt Securities and/or Holdings Subordinated Debt Securities (the "Warrants"), which may be issued pursuant to a warrant agreement to be dated on or about the date of the first issuance of the Warrants thereunder (the "Warrant Agreement"), between Holdings and a warrant agent to be selected by Holdings (the "Warrant Agent");

- stock purchase contracts of Holdings for the purchase from Holdings or the sale to Holdings of Common Stock, Preferred Stock or Depositary Shares (the "Stock Purchase Contracts"); and

- stock purchase units of Holdings consisting of a Stock Purchase Contract and any combination of Holdings Senior Debt Securities, Holdings Subordinated Debt Securities,

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Three

     Common Stock, other Stock Purchase Contracts and debt obligations of third parties, including U.S. Treasury securities, securing the holders' obligations to purchase Common Stock, Preferred Stock or Depositary Shares under the Stock Purchase Contracts (the "Stock Purchase Units").

The Common Stock, the Preferred Stock, the Depositary Shares, the Holdings Debt Securities, the AWA Debt Securities, the Holdings Guarantees, the AWA Guarantees, the Warrants, the Stock Purchase Contracts and the Stock Purchase Units are collectively referred to herein as the "Securities." The Securities are being registered for offering and sale from time to time pursuant to Rule 415 under the Securities Act. The aggregate public offering price of the Securities being registered will be $500,000,000.

In connection with this opinion, we have examined and relied upon the originals, or copies certified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. As to certain factual matters, we have relied upon certificates of the officers of the Company and have not sought to independently verify such matters.

In rendering this opinion, we have assumed the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents where authorization, execution and delivery are prerequisites to the effectiveness of such documents. With respect to our opinion as to the Offered Common Stock (as defined below), we have assumed that, at the time of issuance and sale, a sufficient number of shares of Common Stock is authorized and reserved for issuance and that the consideration for the issuance and sale of such shares of the Offered Common Stock (or Offered Preferred Stock (as defined below), Offered Depositary Shares (as defined below) or Offered Debt Securities (as defined below) convertible or exchangeable for shares of Offered Common Stock) is cash in an amount that is not less than the par value of the Common Stock. With respect to our opinion as to the Offered Preferred Stock, we have assumed that, at the time of issuance and sale, a sufficient number of shares of Preferred Stock is authorized, designated and reserved for issuance, and that the consideration for the issuance and sale of such shares of the Offered Preferred Stock (or Offered Debt Securities convertible or exchangeable for shares of Offered Preferred Stock) is cash in an amount that is not less than the par value of the Preferred Stock. With respect to our opinion as to the Offered Depositary Shares, we have assumed that, at the time of issuance and sale, a sufficient number of shares of Preferred Stock to be represented by the Offered Depositary Shares is authorized, designated and reserved for issuance and that the consideration for the issuance and sale of such Offered Depositary Shares is cash in an amount that is not less than the par value of the Preferred Stock represented by the Offered Depositary

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Four

Shares. We have also assumed that (i) with respect to Securities being issued upon conversion of any convertible Offered Preferred Stock or convertible Offered Depositary Shares, the applicable convertible Offered Preferred Stock or convertible Offered Depositary Shares will be duly authorized, validly issued, fully paid and nonassessable; and (ii) with respect to any Securities being issued upon conversion or exchange of any convertible or exchangeable Offered Debt Securities, or upon exercise of any Offered Warrants (as defined below), or upon settlement of any Offered Contract Securities (as defined below) or Offered Unit Securities (as defined below), the applicable convertible Offered Debt Securities, Offered Warrants, Offered Contract Securities or Offered Unit Securities will be valid and legally binding obligations of Holdings or AWA, as applicable, enforceable against Holdings or AWA, as applicable, in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

Our opinion herein is expressed solely with respect to the federal laws of the United States, the Delaware General Corporation Law and, as to the Offered Debt Securities constituting valid and legally binding obligations of the Company, solely with respect to the laws of the State of New York. Our opinion is based on these laws as in effect on the date hereof. We express no opinion as to whether the laws of any jurisdiction are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any federal or state law, rule or regulation relating to securities, or to the sale or issuance thereof.

On the basis of the foregoing and in reliance thereon, and subject to the qualifications herein stated, we are of the opinion that:

1. With respect to the Common Stock offered under the Registration Statement (the "Offered Common Stock"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the issuance of the Offered Common Stock has been duly authorized by all necessary corporate action on the part of Holdings; (iii) the issuance and sale of the Offered Common Stock do not violate any applicable law, are in conformity with Holdings' then operative certificate of incorporation (the "Holdings Certificate") and bylaws (the "Holdings Bylaws"), do not result in a default under or breach of any agreement or instrument binding upon Holdings and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over Holdings; and (iv) the certificates for the Offered Common Stock have been duly executed by Holdings, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, then the Offered Common Stock, when issued and sold as contemplated in the Registration Statement, the

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Five

Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion or exchange of any convertible Offered Preferred Stock or convertible Offered Depositary Shares or convertible or exchangeable Offered Debt Securities in accordance with their terms, or upon exercise of any Offered Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.

2. With respect to the Preferred Stock offered under the Registration Statement (the "Offered Preferred Stock"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the issuance and terms of the Offered Preferred Stock has been duly authorized by all necessary corporate action on the part of Holdings; (iii) the issuance and sale and the terms of the Offered Preferred Stock do not violate any applicable law, are in conformity with the Holdings Certificate and the Holdings Bylaws, do not result in a default under or breach of any agreement or instrument binding upon Holdings and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over Holdings; and (iv) the certificates for the Offered Preferred Stock have been duly executed by Holdings, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, then the shares of Offered Preferred Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Depositary Shares or convertible Offered Debt Securities in accordance with their terms, or upon exercise of any Offered Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.

3. With respect to the Depositary Shares offered under the Registration Statement (the "Offered Depositary Shares"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the Deposit Agreement has been duly authorized by Holdings and the Depositary by all necessary corporate action; (iii) the Deposit Agreement has been duly executed and delivered by Holdings and the Depositary;
(iv) the issuance and terms of the Offered Depositary Shares have been duly authorized by all necessary corporate action on the part of Holdings; (v) the terms of the Offered Depositary Shares and of their issuance and sale have been duly established in conformity with the Deposit Agreement and as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), do not violate

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Six

any applicable law, are in conformity with the Holdings Certificate and the Holdings Bylaws, do not result in a default under or breach of any agreement or instrument binding upon Holdings and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over Holdings; and (vi) the Depositary Receipts evidencing the Offered Depositary Shares have been duly executed by Holdings, countersigned by the Depositary therefor in accordance with the Deposit Agreement and duly delivered to the purchasers thereof against payment therefor, then the Offered Depositary Shares, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) in accordance with the Deposit Agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion or exchange of any convertible or exchangeable Offered Debt Securities in accordance with their terms, or upon exercise of any Offered Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.

4. With respect to any series of Holdings Debt Securities issued under the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, and offered under the Registration Statement (the "Offered Holdings Debt Securities"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, has been duly authorized by Holdings and the Trustee by all necessary corporate action; (iii) the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, has been duly executed and delivered by Holdings and the Trustee; (iv) the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, has been qualified under the Trust Indenture Act of 1939, as amended; (v) the issuance and terms of the Offered Holdings Debt Securities have been duly authorized by Holdings by all necessary corporate action; (vi) the terms of the Holdings Offered Debt Securities and their issuance and sale have been duly established in accordance with the terms and provisions of the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, and are as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s); (vii) the Offered Holdings Debt Securities have been duly executed and delivered on behalf of Holdings against payment therefor and authenticated by the Trustee in accordance with the terms and provisions of the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s); and (viii) the issuance and sale of the Offered Holdings Debt Securities do not violate any applicable law, are in conformity with the Holdings Certificate and the Holdings Bylaws, do not result in a default under or breach of any agreement or instrument binding upon Holdings and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over Holdings, then

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Seven

the Offered Holdings Debt Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) in accordance with the terms and provisions of the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, and a duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exercise of any Offered Warrants in accordance with their terms, will be valid and legally binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5. With respect to any series of AWA Debt Securities issued under the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, and offered under the Registration Statement (the "Offered AWA Debt Securities" and, together with the Holdings Offered Debt Securities, the "Offered Debt Securities"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, has been duly authorized by AWA and the Trustee by all necessary corporate action; (iii) the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, has been duly executed and delivered by AWA and the Trustee; (iv) the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, has been qualified under the Trust Indenture Act of 1939, as amended; (v) the issuance and terms of the Offered AWA Debt Securities have been duly authorized by AWA by all necessary corporate action; (vi) the terms of the AWA Offered Debt Securities and their issuance and sale have been duly established in accordance with the terms and provisions of the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, and are as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s); (vii) the Offered AWA Debt Securities have been duly executed and delivered on behalf of AWA against payment therefor and authenticated by the Trustee in accordance with the terms and provisions of the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s); and (viii) the issuance and sale of the Offered AWA Debt Securities do not violate any applicable law, are in conformity with AWA's then operative certificate of incorporation (the "AWA Certificate") and bylaws (the "AWA Bylaws"), do not result in a default under or breach of any agreement or instrument binding upon AWA and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over AWA, then the Offered AWA Debt Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) in accordance with the terms and provisions of the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, and a duly

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Eight

authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of AWA, enforceable against AWA in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

6. With respect to any Holdings Debt Guarantees issued under the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, and offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, has been duly authorized by AWA, Holdings, as guarantor, and the Trustee by all necessary corporate action; (iii) the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, has been duly executed and delivered by AWA, Holdings and the Trustee; (iv) the issuance and terms of the Offered AWA Debt Securities and the Holdings Debt Guarantees have been duly authorized by AWA and Holdings by all necessary corporate action; (v) the terms of the Offered AWA Debt Securities and the Holdings Debt Guarantees and of their issuance and sale have been duly established in accordance with the terms and provisions of the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, and are as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s); (vi) the Offered AWA Debt Securities and the Holdings Debt Guarantees have been duly executed and delivered against payment therefor by AWA and Holdings, as applicable, and the Offered AWA Debt Securities have been authenticated by the Trustee in accordance with the terms and provisions of the AWA Senior Indenture or the AWA Subordinated Indenture, as applicable, and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s); and (vii) the terms of the Holdings Debt Guarantees as executed and delivered do not violate any applicable law, are in conformity with the Holdings Certificate and the Holdings Bylaws, do not result in a default under or breach of any agreement or instrument binding upon Holdings and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over Holdings, then the Holdings Debt Guarantees, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) in accordance with terms and provisions of the AWA Senior Indenture or the AWA Subordinated indenture, as applicable, and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Nine

principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

7. With respect to any AWA Debt Guarantees issued under the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, and offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, has been duly authorized by Holdings, AWA, as guarantor, and the Trustee by all necessary corporate action; (iii) the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, has been duly executed and delivered by Holdings, AWA and the Trustee; (iv) the issuance and terms of the Offered Holdings Debt Securities and the AWA Debt Guarantees have been duly authorized by Holdings and AWA by all necessary corporate action; (v) the terms of the Offered Holdings Debt Securities and the AWA Debt Guarantees and of their issuance and sale have been duly established in accordance with the terms and provisions of the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, and are as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s);
(vi) the Offered Holdings Debt Securities and the AWA Debt Guarantees have been duly executed and delivered against payment therefor by Holdings and AWA, as applicable, and the Offered Holdings Debt Securities have been authenticated by the Trustee in accordance with the terms and provisions of the Holdings Senior Indenture or the Holdings Subordinated Indenture, as applicable, and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s); and (vii) the terms of the AWA Debt Guarantees as executed and delivered do not violate any applicable law, are in conformity with the AWA Certificate and the AWA Bylaws, do not result in a default under or breach of any agreement or instrument binding upon AWA and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over AWA, then the AWA Debt Guarantees, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) in accordance with the terms and provisions of the Holdings Senior Indenture or the Holdings Subordinated indenture, as applicable, and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of AWA, enforceable against AWA in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

8. With respect to the Warrants offered under the Registration Statement (the "Offered Warrants"), provided that (i) the Registration Statement and any required post-effective

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Ten

amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the Warrant Agreement has been duly authorized by Holdings and the Warrant Agent by all necessary corporate action; (iii) the Warrant Agreement has been duly executed and delivered by Holdings and the Warrant Agent; (iv) the issuance and terms of the Offered Warrants have been duly authorized by all necessary corporate action on the part of Holdings; (v) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with the Warrant Agreement and as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), do not to violate any applicable law, are in conformity with the Holdings Certificate and the Holdings Bylaws, do not result in a default under or breach of any agreement or instrument binding upon Holdings and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over Holdings; and (vi) the Offered Warrants have been duly executed and delivered by Holdings and authenticated by the Warrant Agent pursuant to the Warrant Agreement and delivered against payment therefor, then the Offered Warrants, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) in accordance with the Warrant Agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion or exchange of any convertible Offered Preferred Stock or Offered Depositary Shares or convertible or exchangeable Offered Holdings Debt Securities in accordance with their terms, will be valid and legally binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

9. With respect to the Stock Purchase Contracts offered under the Registration Statement (the "Offered Contract Securities"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the issuance of the Offered Contract Securities has been duly authorized by all necessary corporate action on the part of Holdings; (iii) the issuance and sale of the Offered Contract Securities do not violate any applicable law, are in conformity with the Holdings Certificate and the Holdings Bylaws, do not result in a default under or breach of any agreement or instrument binding upon Holdings and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over Holdings; and (iv) the Offered Contract Securities have been duly executed and delivered by Holdings to the purchasers thereof against payment therefor, then the Offered Contract Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized,

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Eleven

executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

10. With respect to the Stock Purchase Units offered under the Registration Statement (the "Offered Unit Securities"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the issuance of the Offered Unit Securities has been duly authorized by all necessary corporate action on the part of Holdings; (iii) the issuance and sale of the Offered Unit Securities do not violate any applicable law, are in conformity with the Holdings Certificate and the Holdings Bylaws, do not result in a default under or breach of any agreement or instrument binding upon Holdings and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over Holdings; and (iv) the Offered Unit Securities have been duly executed and delivered by Holdings to the purchasers thereof against payment therefor, then the Offered Unit Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption "Legal Matters" in the Prospectus which forms part of the Registration Statement. This opinion is expressed as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable law.

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America West Holdings Corporation
America West Airlines, Inc.
March 10, 2004
Page Twelve

Very truly yours,

COOLEY GODWARD LLP

By:    /s/ Samuel M. Livermore
    ----------------------------------------
         Samuel M. Livermore